Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Second Quarter 2026

Forward-looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge- offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cybersecurity concerns; rapid technological developments and changes, including the use of artificial intelligence and digital assets; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our brand risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and other employees; general economic or business conditions, including the strength of regional economic conditions in our market area; ESG practices and disclosures, including climate change, hiring practices, the diversity of the work force and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses and geopolitical tensions and conflicts between nations. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2025, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to traditional measures presented in accordance with GAAP, our management uses, and this information contains or references, certain non-GAAP financial measures, such as tangible book value, return on average tangible shareholders’ equity, PPNR to average assets, efficiency ratio on an FTE basis, tangible common equity to tangible assets and net interest margin on an FTE basis. We believe these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although we believe that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Form 10-Q and in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 • Founded in Indiana, PA in 1902 • $9.9 billion in assets • $8.1 billion in deposits • $8.1 billion in loans • $1.7 billion market cap • Stock symbol: STBA Corporate Profile

Geographic Footprint 4 Serving 131,000 households in Pennsylvania and Ohio Footprint comprises 9.8 million people and 222,000 businesses 1,200 team members providing exceptional customer satisfaction at more than 70 locations Akron Columbus Philadelphia Harrisburg Pittsburgh Indiana City Branch

5 Strategic Path VALUES PURPOSE DRIVERS Our Shared Future represents a journey focused on building a foundation that enables profitable and sustainable growth.

Performance Drivers and Targets 6 Enterprise Risk Management Talent & Engagement Deposit Franchise Loans/Deposits below median Cost of Deposits below median Core Profitability PPNR/Avg Assets* top quartile NIM (FTE)* above median Asset Quality NCO/Loans below median NPA/Loans & OREO below median Valuation Price/Tangible Book Value top quartile Total Shareholder Return top quartile Performance Drivers and Targets(1) Goals Delivering long-term, sustainable financial performance (1)Targets are measured against our peer group. Refer to appendix for peer group. *Non-GAAP financial measure.

Strategic Priorities Execute customer growth strategies to improve operating leverage Organic Growth Maintain strong asset quality through disciplined credit risk management practices Asset Quality Strategically manage capital through organic growth, selective M&A and share repurchases Capital Management

Strategy Deposits Households Loans 8 Organic Growth 131,000 125,000 (95% of total) $8.0B $8.1B $2.1B (26% of total) $5.7B (71% of total) $1.2B (15% of total) $0.8B (10% of total) 5,000 (4% of total) 1,000 (1% of total) $1.6B (19% of total) $4.7B (59% of total) • Consistent growth through further penetration of C&I in existing footprint with strategic expansion of CRE • Drive deposit growth through increased Treasury Management penetration including enhanced payments capabilities Execute customer growth strategies to improve operating leverage • Evolving from an asset generating focus to a more balanced deposit-led strategy • Drive deposit growth through Treasury Management solutions including digital offerings • Acquire and deepen households using a data- enabled framework • Drive deposit growth through relationship-led execution with data-enabled tools and enhanced digital engagement Customer Type Consumers and small businesses <$1 million revenue $1 - $15 million revenue > $15 million revenue Data as of June 30, 2026 Loan and deposit balances are presented based on internal line-of-business classification and do not reconcile to loans and deposits elsewhere within this presentation

9 Capital Management Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures • Strong capital position provides flexibility to support organic growth, to pursue selective acquisitions and repurchase shares • Total share repurchases over the past three quarters were 3,169,294 shares, representing 8.3% of outstanding shares, at an average price of $42.09 per share totaling $133.4 million • $100 million new share repurchase authorization in July of 2026 2Q 2026

10 M&A Target Priorities • Existing or contiguous market expansion with institutions $1 - $6 billion in assets • Enhancement of deposit franchise • Alignment of cultures • Access to growing markets S&T Preparedness • Significant levels of capital • Strong performer with solid return metrics • Infrastructure for growth • Foundation built for enhanced regulatory oversight • Strong leadership team blending legacy with new large-bank expertise • Industry leading employee engagement and customer loyalty Mergers & Acquisitions Strategically positioned to capitalize on selective M&A opportunities

11 Asset Quality 0.23% 2.92% (1)Peer median. Refer to appendix for peer group. Peer data from S&P Global Market Intelligence. *1Q26 Peer Data 1.32% 14.41% Maintain strong asset quality through disciplined credit risk management practices Asset Quality Highlights • Asset quality improvement reflects a multi-year strategic focus on strengthening credit risk management practices • Criticized and classified loans have declined materially since 2022, positively impacting earnings in both 2024 and 2025 with a lower level of allowance for credit losses • Allowance for credit losses reflects reduced credit risk and aligns with peer median (1)* (1)*

12 Second Quarter Overview RETURN METRICS EARNINGS Net Income $36.6 million EPS $1.02 ROA 1.49% ROE 10.37% ROTE* 14.15% PPNR* 1.89% ACL 1.16% NCO(1) 0.05% ASSET QUALITY NPA 0.50% NIM (FTE)* 3.99% Efficiency Ratio (FTE)* 55.52% BALANCE SHEET Loan growth $99.0 million 5.0% (annualized) Deposit decline $(99.1) million (4.9)% (annualized) OTHER Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures(1)QTD Annualized HIGHLIGHTS • Solid earnings and return metrics • EPS growth of 8.5% from 1Q26 and 22.9% from 2Q25 • ROTE* of 14.15% supported by solid earnings and share repurchases • Strong NIM (FTE)* at 3.99% • Loan growth of $99.0 million (5.0% annualized) • Customer deposits stable while brokered deposits decreased by $100.4 million • NPAs decreased $9.7 million and net charge-offs were low at $1.0 million

PPNR / AVERAGE ASSETS * 2022 2023 2024 2025 YTD 2026 0.0% 0.6% 1.2% 1.8% 2.4% RETURN ON AVERAGE TANGIBLE EQUITY * 2022 2023 2024 2025 YTD 2026 0.0% 5.0% 10.0% 15.0% 20.0% RETURN ON AVERAGE ASSETS 2022 2023 2024 2025 YTD 2026 0.0% 0.4% 0.8% 1.2% 1.6% RETURN ON AVERAGE EQUITY 2022 2023 2024 2025 YTD 2026 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% Performance 13 1.56% 1.47% 11.80% 11.47% 9.29% 1.93% 1.77% 1.82% 17.15%17.02% (1)Peer median. Refer to appendix for peer group. Peer data from S&P Global Market Intelligence. (2)1Q26 Peer data (*)Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures 1.37% 9.86% 13.84% 2.12% 1.88% 10.07% 12.62% 13.68% Peer(1)(2) Peer(1)(2) Peer(1)(2) Peer(1)(2) 1.38% 1.48%

14 Balance Sheet Dollars in millions 2Q26 1Q26 Var $ 218 $ 339 $ (121) 1,013 1,010 3 8,058 7,959 99 8,086 8,185 (99) 275 150 125 (150) (100) (50) 0 50 100 150 Cash & Int Bear Bal Securities Loans Total Deposits Borrowings 2Q26 vs 1Q26: 2Q26 vs 1Q26 DEPOSIT CHANGES DECREASES/INCREASES • Loan growth of $99.0 million (5.0% annualized) • Customer deposits were stable in 2Q, following solid 1Q growth, with 8.0% year- to-date growth (annualized) • Brokered deposits decreased by $100.4 million in 2Q and $180.4 million year-to-date • DDA remains strong at 28% of total deposits

Loan Mix Our loan portfolio is well-diversified: Dollars in millions 15 Amount % of Total CRE $3,486 43% Consumer 2,507 31% C&I 1,590 20% Construction 475 6% Total $8,058 100%

Deposit Mix We have a strong, well-diversified deposit base of 131,000 households: Dollars in millions 16 Amount % of Total DDA $2,257 28% MM 2,184 27% CDs 1,994 25% Savings 882 11% Int Bear DDA 769 9% Total $8,086 100% Amount % of Total Consumer $5,665 70% Commercial 1,556 19% Business 796 10% Other 69 1% Brokered — —% Total $8,086 100% Business Business 1% Commercial 1% Other 1% Comm Business 1%

17 FUNDING SOURCES Funding Capacity • Strong liquidity position with well-diversified deposit base • Significant funding availability through FHLB and Federal Reserve • Insured and collateralized municipal deposits comprise 69% of total deposits • Funding availability meets liquidity needs in both normal and stressed environments Dollars in millions Capacity Used Available FHLB $2,104 $383 $1,721 Federal Reserve 2,118 — 2,118 Total Funding Sources $4,222 $383 $3,839 $3,839 $2,908 Available Funding Uninsured Deposits =132% INSURED/UNINSURED DEPOSITS

18 Asset Quality ACL Trend: Dollars in millions ASSET QUALITY TRENDS • ACL was stable at 1.16% compared to 1.17% at March 31, 2026 • Net loan charge-offs of only $1.0 million, or 0.05% (annualized) of total loans • NPAs decreased $9.7 million to $40.2 million, or 0.50% of total loans plus OREO % o f A verage Lo ans Net Loan Charge-offs 2Q25 3Q25 4Q25 1Q26 2Q26 $(4) $0 $4 $8 $12 $16 $20 (0.20)% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% % o f G ro ss Lo ans Allowance for Credit Losses (ACL) 2Q25 3Q25 4Q25 1Q26 2Q26 $0 $20 $40 $60 $80 $100 $120 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% (1)QTD Annualized (1) % o f Po rtfo lio Lo ans and O R EO Nonperforming Assets 2Q25 3Q25 4Q25 1Q26 2Q26 $0 $20 $40 $60 $80 0.00% 0.25% 0.50% 0.75% 1.00%

19 Net Interest Income $86.6 $89.2 $91.0 $88.4 $90.4 3.88% 3.93% 3.99% 3.92% 3.99% 3.55% 3.68% 3.72% NII NIM (FTE)* Peer 2Q25 3Q25 4Q25 1Q26 2Q26 (0.03)% (0.11)% (0.08)% (0.04)% 2.08% 2.05% 1.94% 1.86% 1.82% Changes in Cost of Funds Cost of Funds 2Q25 3Q25 4Q25 1Q26 2Q26 Total Cost of Funds • Strong NIM (FTE)* at 3.99% • Cost of funds declined 4 basis points due to better funding mix 0.00% Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures 3.80% (1)Peer median. Refer to appendix for peer group. Peer data from S&P Global Market Intelligence. (1)

20 Noninterest Income Dollars in millions 2Q26 2Q26 vs 1Q26 2Q26 vs 2Q25 Debit and Credit Card $4.7 $0.4 $0.1 Service Charges 4.3 0.1 0.2 Investment Services and Trust 3.6 0.2 0.5 Gain on Sale of Securities 0.2 0.2 0.2 Other 2.1 0.4 0.4 Noninterest Income $14.9 $1.3 $1.4 • Customer activity higher after seasonally lower in 1Q26 • Net securities gains of $0.2 million, resulting from a $1.9 million gain on Visa Class B-2 conversion offset by a $1.7 million loss on bond portfolio repositioning

21 2Q26 2Q26 vs 1Q26 2Q26 vs 2Q25 Salaries & Benefits $32.7 $1.4 $(0.2) Data Processing 5.1 — 0.3 Occupancy 4.1 (0.5) 0.1 FF&E 3.5 — 0.2 Marketing 1.9 0.4 0.4 Other Taxes 1.8 (0.3) (0.3) Professional Services 1.3 — (0.5) FDIC 1.1 — — Other 7.2 1.0 0.6 Noninterest Expense $58.7 $2.0 $0.6 Noninterest Expense • Salaries & benefits increased primarily due to annual merit increases and higher medical costs Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures

22 Securities • Securities portfolio is only 10% of total assets • 100% of securities portfolio is classified as available for sale • Average duration of 3.7 years • AOCI of $45.8 million related to securities portfolio SECURITIES MIX $1,013 Dollars in millions

Income Statement 2Q26 2025 2024 2023 2022 (Dollars in thousands, except per share data) YTD Net Interest Income $178,816 $350,096 $334,806 $349,410 $315,783 Noninterest Income 28,502 52,023 49,083 57,620 58,259 Total Revenue 207,318 402,119 383,889 407,030 374,042 Noninterest Expense 115,371 226,757 218,938 210,334 196,746 Provision for Credit Losses 2,439 7,422 133 17,892 8,366 Net Income Before Taxes 89,508 167,940 164,818 178,804 168,930 Taxes 17,793 33,710 33,553 34,023 33,410 Net Income $71,715 $134,230 $131,265 $144,781 $135,520 Diluted Earnings per Share $1.96 $3.49 $3.41 $3.74 $3.46 Financial Data 23

Financial Data 24 Balance Sheet 2Q26 2025 2024 2023 2022 (Dollars in thousands) Cash and Interest-bearing Deposits $217,819 $163,436 $244,820 $233,612 $210,009 Total Securities 1,013,305 987,659 987,591 970,391 1,002,778 Total Net Loans 7,969,761 7,979,789 7,641,464 7,545,528 7,082,645 Other Assets 743,128 740,096 784,097 801,995 815,135 Total Assets $9,944,013 $9,870,980 $9,657,972 $9,551,526 $9,110,567 Total Deposits $8,086,083 $7,958,831 $7,783,117 $7,521,769 $7,219,970 Total Borrowed Funds 275,281 265,293 250,314 503,635 439,194 Other Liabilities 178,834 182,979 244,247 242,677 266,744 Equity 1,403,815 1,463,877 1,380,294 1,283,445 1,184,659 Total Liabilities & Equity $9,944,013 $9,870,980 $9,657,972 $9,551,526 $9,110,567

Net Interest Margin 2Q26 2025 2024 2023 2022 YTD Securities - FTE(1) 3.81% 3.74% 3.05% 2.61% 2.25% Loans - FTE(1) 5.87% 6.02% 6.24% 6.04% 4.50% Total Interest-earning Assets - FTE(1) 5.62% 5.74% 5.87% 5.64% 4.06% Interest-bearing Deposits 2.45% 2.70% 2.92% 1.92% 0.40% Borrowings 4.61% 4.94% 5.41% 5.59% 3.01% Total Costing Liabilities 2.52% 2.79% 3.09% 2.34% 0.49% Net Interest Margin (FTE)(1) 3.95% 3.90% 3.82% 4.13% 3.76% Financial Data (1)Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures 25

Financial Data 26 Loan Portfolio 2Q26 2025 2024 2023 2022 (Dollars in thousands) Commercial Real Estate $3,485,893 $3,626,784 $3,388,017 $3,357,603 $3,128,187 Commercial and Industrial 1,590,086 1,519,336 1,540,397 1,642,106 1,718,976 Commercial Construction 475,450 380,091 352,886 363,284 399,371 Total Commercial 5,551,429 5,526,211 5,281,300 5,362,993 5,246,534 Residential Mortgage 1,674,052 1,710,351 1,649,639 1,461,097 1,116,528 Home Equity 727,702 707,966 653,756 650,666 652,066 Installment and Other Consumer 80,086 91,280 104,757 114,897 124,896 Consumer Construction 25,117 36,149 53,506 63,688 43,945 Total Consumer 2,506,957 2,545,746 2,461,658 2,290,348 1,937,435 Total Portfolio Loans 8,058,386 8,071,957 7,742,958 7,653,341 7,183,969 Loans Held for Sale 4,695 1,010 — 153 16 Total Loans $8,063,081 $8,072,967 $7,742,958 $7,653,494 $7,183,985

Asset Quality 2Q26 2025 2024 2023 2022 (Dollars in thousands) Total Nonaccrual Loans $40,216 $55,558 $27,937 $22,946 $19,052 Nonaccrual Loans/Total Loans 0.50% 0.69% 0.36% 0.30% 0.27% Nonperforming Assets/Total Loans + OREO 0.50% 0.69% 0.36% 0.30% 0.31% Net Loan Charge-offs/Average Loans(1) 0.07% 0.18% 0.11% 0.18% 0.04% Allowance for Credit Losses/Total Portfolio Loans 1.16% 1.15% 1.31% 1.41% 1.41% Allowance for Credit Losses/Nonaccrual Loans 232% 168% 363% 471% 532% Financial Data 27(1)YTD Annualized

Capital 2Q26 2025 2024 2023 2022 Tier 1 Leverage 11.58% 12.18% 11.98% 11.21% 11.06% Common Equity Tier 1 – Risk-Based Capital 13.64% 14.32% 14.58% 13.37% 12.81% Tier 1 – Risk-Based Capital 13.95% 14.62% 14.90% 13.69% 13.21% Total – Risk-Based Capital 15.51% 16.19% 16.49% 15.27% 14.73% Tangible Common Equity/Tangible Assets(1) 10.75% 11.46% 10.82% 9.88% 9.24% Financial Data 28(1)Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures

Appendix Peer Group 29 Company Ticker 1st Source Corporation SRCE Camden National Corp. CAC City Holding Company CHCO CNB Financial Corp. CCNE Community Bank System, Inc. CBU First Commonwealth Financial Corporation FCF First Financial Bancorp. FFBC First Merchants Corporation FRME German American Bancorp Inc. GABC Horizon Bancorp Inc. HBNC Lakeland Financial Corp. LKFN NBT Bancorp Inc. NBTB Northwest Bancshares, Inc. NWBI OceanFirst Financial Corp. OCFC Park National Corporation PRK Peoples Bancorp Inc. PEBO Stock Yards Bancorp Inc. SYBT Tompkins Financial Corporation TMP TowneBank TOWN Univest Financial Corp. UVSP

2Q26 (Dollars in thousands) Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income (annualized) $146,975 Plus: amortization of intangibles (annualized), net of tax 577 Net income before amortization of intangibles (annualized) $147,552 Average total shareholders' equity $1,417,865 Less: average goodwill and other intangible assets, net of deferred tax liability (374,991) Average tangible equity (non-GAAP) $1,042,874 Return on average tangible shareholders' equity (non-GAAP) 14.15 % Return on average tangible shareholders' equity is a preferred industry profitability metric used by management, as well as investors and analysts, to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $45,464 Plus: net (gain) loss on sale of securities and VISA Class B-2 exchange (169) Plus: Provision for credit losses 1,112 Total $46,407 Total (annualized) (non-GAAP) $186,138 Average assets $9,839,963 PPNR/Average Assets (non-GAAP) 1.89 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses, losses (gains) on sale of securities and gain on Visa exchange. We believe this to be a preferred industry measurement to help management, as well as investors and analysts, evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 30

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

(Dollars in thousands)	2Q26	1Q26	4Q25	3Q25	2Q25
Tangible Common Equity (TCE)/Tangible Assets (non-GAAP)					
Total shareholders' equity	$1,403,815	$1,430,681	$1,463,877	$1,475,466	$1,445,493
Less: goodwill and other intangible assets, net of deferred tax liability	(374,915)	(375,059)	(375,202)	(375,359)	(375,522)
Tangible common equity (non-GAAP)	$1,028,900	$1,055,622	$1,088,675	$1,100,107	$1,069,971
Total assets	$9,944,013	$9,944,003	$9,870,980	$9,817,483	$9,810,069
Less: goodwill and other intangible assets, net of deferred tax liability	(374,915)	(375,059)	(375,202)	(375,359)	(375,522)
Tangible assets (non-GAAP)	$9,569,098	$9,568,944	$9,495,778	$9,442,124	$9,434,547
Tangible common equity to tangible assets (non-GAAP)	10.75 %	11.03 %	11.46 %	11.65 %	11.34 %

Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy.

	2Q26	1Q26	4Q25	3Q25	2Q25
Efficiency Ratio (FTE) (non-GAAP)					
Noninterest expense	$58,664	$56,707	$57,176	$56,376	$58,114
Net interest income	$90,380	$88,436	$90,960	$89,241	$86,572
Plus: taxable equivalent adjustment	584	590	605	602	590
Net interest income (FTE) (non-GAAP)	90,964	89,026	91,565	89,843	87,162
Noninterest income	14,860	13,642	14,331	13,763	13,500
Plus: net (gain) loss on sale of securities and VISA Class B-2 exchange	(169)	—	—	—	—
Net interest income (FTE) (non-GAAP) plus noninterest income	$105,655	$102,668	$105,896	$103,606	$100,662
Efficiency ratio (FTE) (non-GAAP)	55.52 %	55.23 %	53.99 %	54.41 %	57.73 %

The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), adjusted to exclude losses (gains) on sale of securities and gain on Visa exchange. We believe the FTE basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

	2Q26	1Q26	4Q25	3Q25	2Q25
Net Interest Margin (NIM) (FTE) (non-GAAP)					
Interest income and dividend income	$128,059	$126,333	$131,113	$131,623	$128,906
Less: interest expense	(37,679)	(37,897)	(40,153)	(42,382)	(42,334)
Net interest income	90,380	88,436	90,960	89,241	86,572
Plus: taxable equivalent adjustment	584	590	605	602	590
Net interest income (FTE) (non-GAAP)	$90,964	$89,026	$91,565	$89,843	$87,162
Net interest income (FTE) (annualized)	$364,856	$361,050	$363,274	$356,442	$349,606
Average interest-earning assets	$9,145,877	$9,172,481	$9,115,453	$9,100,239	$9,012,011
Net interest margin (FTE) (non-GAAP)	3.99 %	3.92 %	3.99 %	3.93 %	3.88 %

The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income.

31

Appendix Definitions of GAAP to Non-GAAP Financial Measures

(Dollars in thousands)	2Q26 YTD	2025	2024	2023	2022
Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP)					
Net income (annualized)	$144,619	$134,230	$131,265	$144,781	$135,520
Plus: amortization of intangibles (annualized), net of tax	580	674	904	1,042	1,199
Net income before amortization of intangibles (annualized)	$145,199	$134,904	$132,169	$145,823	$136,719
Average total shareholders' equity	$1,436,669	$1,444,322	$1,330,870	$1,227,332	$1,181,788
Less: average goodwill and other intangible assets, net of deferred tax liability	(375,063)	(375,508)	(376,181)	(377,157)	(378,303)
Average tangible equity (non-GAAP)	$1,061,606	$1,068,814	$954,689	$850,175	$803,485
Return on average tangible shareholders' equity (non-GAAP)	13.68 %	12.62 %	13.84 %	17.15 %	17.02 %

Return on average tangible shareholders' equity is a preferred industry profitability metric used by management, as well as investors and analysts, to measure financial performance.

	2Q26 YTD	2025	2024	2023	2022
Net Interest Margin (NIM) (FTE) (non-GAAP)					
Interest income and dividend income	$254,392	$516,490	$515,872	$477,901	$340,751
Less: interest expense	(75,576)	(166,394)	(181,066)	(128,491)	(24,968)
Net interest income per consolidated statements of net income	178,816	350,096	334,806	349,410	315,783
Plus: taxable equivalent adjustment	1,174	2,415	2,706	2,550	2,052
Net interest income (FTE) (non-GAAP)	$179,990	$352,511	$337,512	$351,960	$317,835
Net interest income (FTE) (annualized)	$364,856	$352,511	$337,512	$351,960	$317,835
Average interest-earning assets	$9,159,105	$9,032,576	$8,835,468	$8,519,775	$8,445,958
Net Interest Margin	3.92 %	3.87 %	3.79 %	4.10 %	3.74 %
Adjustment to FTE basis	0.03 %	0.03 %	0.03 %	0.03 %	0.02 %
Net Interest Margin (FTE) (non-GAAP)	3.95 %	3.90 %	3.82 %	4.13 %	3.76 %

The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income.

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2Q26 2025 2024 2023 2022 (Dollars in thousands) YTD PPNR/Average Assets (non-GAAP) Income before taxes $89,508 $167,940 $164,818 $178,804 $168,930 Less: net (gain) loss on sale of securities and VISA Class B-2 exchange (169) 2,295 4,446 — (198) Plus: provision for credit losses 2,439 7,422 133 17,892 8,366 Total adjusted income before taxes (non-GAAP) $91,778 $177,657 $169,397 $196,696 $177,098 Total adjusted income before taxes (annualized) (non-GAAP) $185,077 $177,657 $169,397 $196,696 $177,098 Average assets $9,852,639 $9,740,537 $9,572,834 $9,276,256 $9,167,038 PPNR/Average Assets (non-GAAP) 1.88% 1.82% 1.77% 2.12% 1.93 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses, losses (gains) on sale of securities and gain on Visa exchange. We believe this to be a preferred industry measurement to help management, as well as investors and analysts, evaluate our ability to fund credit losses or build capital. Tangible Common Equity (TCE)/Tangible Assets (non-GAAP) Total shareholders' equity $1,403,815 $1,463,877 $1,380,294 $1,283,445 $1,184,659 Less: goodwill and other intangible assets, net of deferred tax liability (374,915) (375,202) (375,837) (376,631) (377,673) Tangible common equity (non-GAAP) $1,028,900 $1,088,675 $1,004,457 $906,814 $806,986 Total assets $9,944,013 $9,870,980 $9,657,972 $9,551,526 $9,110,567 Less: goodwill and other intangible assets, net of deferred tax liability (374,915) (375,202) (375,837) (376,631) (377,673) Tangible assets (non-GAAP) $9,569,098 $9,495,778 $9,282,135 $9,174,895 $8,732,894 Tangible common equity to tangible assets (non-GAAP) 10.75% 11.46% 10.82% 9.88% 9.24 % Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy. Appendix Definitions of GAAP to Non-GAAP Financial Measures 33

2Q26 2025 2024 2023 2022 (Dollars in thousands) YTD Interest and Dividend Income Interest-bearing deposits with banks $2,572 $5,311 $8,855 $7,344 $2,952 Securities 19,050 37,358 29,665 25,207 22,449 Loans 232,254 472,673 476,083 442,675 314,774 Other earning assets 516 1,148 1,269 2,675 576 Total Interest and Dividend Income $254,392 $516,490 $515,872 $477,901 $340,751 NIM - Securities (FTE) (non-GAAP) Interest income $19,050 $37,358 $29,665 $25,207 $22,449 Plus: taxable equivalent adjustment 23 79 195 238 431 Interest income (FTE) (non-GAAP) $19,073 $37,437 $29,860 $25,445 $22,880 Interest income (FTE) (annualized) $38,462 $37,437 $29,860 $25,445 $22,880 Average interest-earning assets $1,002,289 $999,735 $977,896 $976,095 $1,017,471 Net Interest Margin 3.80% 3.74% 3.03% 2.58% 2.21 % Adjustment to FTE basis 0.01% — % 0.02% 0.03% 0.04 % Net Interest Margin (FTE) (non-GAAP) 3.81% 3.74% 3.05% 2.61% 2.25 % NIM - Loans (FTE) (non-GAAP) Interest income $232,254 $472,673 $476,083 $442,675 $314,774 Plus: taxable equivalent adjustment 1,151 2,336 2,511 2,312 1,621 Interest income (FTE) (non-GAAP) $233,405 $475,009 $478,594 $444,987 $316,395 Interest income (FTE) (annualized) $470,679 $475,009 $478,594 $444,987 $316,395 Average interest-earning assets $8,003,184 $7,894,845 $7,673,691 $7,363,738 $7,037,471 Net Interest Margin 5.85% 5.99% 6.20% 6.01% 4.47 % Adjustment to FTE basis 0.02% 0.03% 0.04% 0.03% 0.03 % Net Interest Margin (FTE) (non-GAAP) 5.87% 6.02% 6.24% 6.04% 4.50 % NIM - Total Interest-earning Assets (FTE) (non-GAAP) Average interest-earning assets $9,159,105 $9,032,576 $8,835,468 $8,519,775 $8,445,958 Net Interest Margin 5.59% 5.72% 5.84% 5.61% 4.03 % Adjustment to FTE basis 0.03% 0.02% 0.03% 0.03% 0.03 % Net Interest Margin (FTE) (non-GAAP) 5.62% 5.74% 5.87% 5.64% 4.06 % The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities using the federal statutory rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 34

Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Second Quarter 2026